EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2020 Financial Results

SAN RAFAEL, Calif., July 16, 2020 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the second quarter 2020 of $19.6 million and diluted earnings per common share ("EPS") of $0.72. These results compare to net income of $17.0 million and EPS of $0.63 for the first quarter 2020 and net income of $19.6 million and EPS of $0.73 for the second quarter 2019.

"Westamerica’s primary objective during the Covid-19 pandemic is to support our customers. Westamerica remains open for business during regular business hours at all but one branch. Westamerica funded $249 million Paycheck Protection Program loans for our customers during the second quarter 2020. We are following all health orders affecting our business to keep our customers and employees safe. Westamerica’s net interest income on a fully-tax equivalent basis for the second quarter 2020 increased to $42.1 million from $40.5 million for the first quarter 2020. Operating expenses were $24.8 million for the second quarter 2020, representing only 48 percent of revenues on a fully-taxable equivalent basis. Credit quality remained stable with nonperforming assets of $4.6 million at June 30, 2020,” said Chairman, President and CEO David Payne. “Second quarter 2020 results generated an annualized 11.1 percent return on average common equity, and shareholders were paid a $0.41 per common share dividend during the quarter,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $42.1 million for the second quarter 2020, compared to $40.5 million for the first quarter 2020 and $40.3 million for the second quarter 2019. The annualized net interest margin (FTE) was 2.99 percent for the second quarter 2020, compared to 3.10 percent for the first quarter 2020 and 3.13 percent for the second quarter 2019. The decline in the margin during the second quarter 2020 is primarily due to higher average interest-bearing cash balances and lower cash yields. Total average deposits grew $371 million during the second quarter 2020. Checking and savings deposits represented ninety-seven percent of the Company’s average deposit base during the second quarter 2020 maintaining a 0.03 percent annualized cost of funding interest-earning assets.

The Company has been actively working with consumer and commercial borrowers requesting deferral of loan payments. At June 30, 2020, automobile loans and other consumer loans granted loan deferrals totaled $29 million and $5 million, respectively, commercial real estate loans with deferred payments totaled $66 million, primarily for hospitality and retail properties, and commercial loans with deferred payments totaled $3 million. The commercial real estate loans with deferred payments are seasoned with low loan-to-value ratios.

Nonperforming assets were $4.6 million at June 30, 2020. The Company’s allowance for credit losses was $25 million at June 30, 2020. The Company recognized no provision for credit losses in the second quarter 2020 compared to a Covid-19 related provision of $4.3 million for the first quarter 2020.

Noninterest income for the second quarter 2020 totaled $9.6 million, compared to $11.6 million for the first quarter 2020, and $12.3 million for the second quarter 2019. Beginning March 2020, activity-based fees related to deposit accounts and merchant processing fees have been lower due to reduced economic activity.

Noninterest expense for the second quarter 2020 was $24.8 million compared to $24.7 million for the first quarter 2020 and $25.6 million for the second quarter 2019.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Treasurer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2019 filed on Form 10-K and quarterly report for the quarter ended March 31, 2020 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2020

1. Net Income Summary.

	(in thousands except per-share amounts)
			%
	Q2'2020	Q2'2019	Change	Q1'2020

Net Interest and Fee Income (FTE)	$42,063	$40,330	4.3%	$40,547
Provision for Credit Losses	-	-	n/m	4,300
Noninterest Income	9,554	12,288	-22.2%	11,648
Noninterest Expense	24,754	25,561	-3.2%	24,664
Income Before Taxes (FTE)	26,863	27,057	-0.7%	23,231
Income Tax Provision (FTE)	7,301	7,432	-1.8%	6,269
Net Income	$19,562	$19,625	-0.3%	$16,962

Average Common Shares Outstanding	26,935	26,942	0.0%	27,068
Diluted Average Common Shares	26,951	26,987	-0.1%	27,139

Operating Ratios:
Basic Earnings Per Common Share	$0.72	$0.73	-1.9%	$0.63
Diluted Earnings Per Common Share	$0.72	0.73	-1.9%	0.63
Return On Assets (a)	1.30%	1.42%		1.21%
Return On Common Equity (a)	11.1%	11.7%		9.7%
Net Interest Margin (FTE) (a)	2.99%	3.13%		3.10%
Efficiency Ratio (FTE)	48.0%	48.6%		47.3%

Dividends Paid Per Common Share	$0.41	$0.41	0.0%	$0.41
Common Dividend Payout Ratio	57%	56%		66%

			%
	6/30'20YTD	6/30'19YTD	Change

Net Interest and Fee Income (FTE)	$82,610	$80,577	2.5%
Provision for Credit Losses	4,300	-	n/m
Noninterest Income	21,202	23,867	-11.2%
Noninterest Expense	49,418	50,744	-2.6%
Income Before Taxes (FTE)	50,094	53,700	-6.7%
Income Tax Provision (FTE)	13,570	14,429	-6.0%
Net Income	$36,524	$39,271	-7.0%

Average Common Shares Outstanding	27,001	26,892	0.4%
Diluted Average Common Shares	27,024	26,950	0.3%

Operating Ratios:
Basic Earnings Per Common Share	$1.35	$1.46	-7.5%
Diluted Earnings Per Common Share	1.35	1.46	-7.4%
Return On Assets (a)	1.25%	1.42%
Return On Common Equity (a)	10.4%	12.0%
Net Interest Margin (FTE) (a)	3.04%	3.12%
Efficiency Ratio (FTE)	47.6%	48.6%

Dividends Paid Per Common Share	$0.82	$0.81	1.2%
Common Dividend Payout Ratio	61%	55%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'2020	Q2'2019	Change	Q1'2020

Interest and Fee Income (FTE)	$42,498	$40,817	4.1%	$40,989
Interest Expense	435	487	-10.7%	442
Net Interest and Fee Income (FTE)	$42,063	$40,330	4.3%	$40,547

Average Earning Assets	$5,635,014	$5,159,112	9.2%	$5,242,142
Average Interest-
Bearing Liabilities	2,774,450	2,646,681	4.8%	2,648,581

Yield on Earning Assets (FTE) (a)	3.02%	3.17%		3.13%
Cost of Funds (a)	0.03%	0.04%		0.03%
Net Interest Margin (FTE) (a)	2.99%	3.13%		3.10%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.08%		0.07%
Net Interest Spread (FTE) (a)	2.96%	3.09%		3.06%

			%
	6/30'20YTD	6/30'19YTD	Change

Interest and Fee Income (FTE)	$83,487	$81,558	2.4%
Interest Expense	877	981	-10.6%
Net Interest and Fee Income (FTE)	$82,610	$80,577	2.5%

Average Earning Assets	$5,438,578	$5,171,973	5.2%
Average Interest-
Bearing Liabilities	2,711,515	2,668,063	1.6%

Yield on Earning Assets (FTE) (a)	3.07%	3.16%
Cost of Funds (a)	0.03%	0.04%
Net Interest Margin (FTE) (a)	3.04%	3.12%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.08%
Net Interest Spread (FTE) (a)	3.00%	3.08%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'2020	Q2'2019	Change	Q1'2020

Total Assets	$6,058,365	$5,560,740	8.9%	$5,655,460
Total Earning Assets	5,635,014	5,159,112	9.2%	5,242,142
Total Loans	1,232,073	1,183,539	4.1%	1,123,934
Total Commercial Loans	344,053	262,804	30.9%	223,383
Paycheck Protection Program (PPP) Loans	132,500	-	n/m	-
Commercial Loans	211,553	262,804	-19.5%	223,383
Commercial RE Loans	578,572	582,126	-0.6%	579,743
Consumer Loans	309,448	338,609	-8.6%	320,808
Total Investment Securities	3,957,851	3,648,436	8.5%	3,845,885
Equity Securities	-	1,772	n/m	-
Debt Securities Available For Sale	3,293,009	2,750,093	19.7%	3,135,743
Debt Securities Held To Maturity	664,842	896,571	-25.8%	710,142
Total Interest-Bearing Cash	445,090	327,137	36.1%	272,323

Loans/Deposits	23.7%	24.9%		23.3%

			%
	6/30'20YTD	6/30'19YTD	Change

Total Assets	$5,856,913	$5,586,110	4.8%
Total Earning Assets	5,438,578	5,171,973	5.2%
Total Loans	1,178,004	1,194,536	-1.4%
Total Commercial Loans	283,718	272,083	4.3%
PPP Loans	66,250	-	n/m
Commercial Loans	217,468	272,083	-20.1%
Commercial RE Loans	579,157	581,157	-0.3%
Consumer Loans	315,129	341,296	-7.7%
Total Investment Securities	3,901,868	3,669,029	6.3%
Equity Securities	-	1,760	n/m
Debt Securities Available For Sale	3,214,376	2,742,418	17.2%
Debt Securities Held To Maturity	687,492	924,851	-25.7%
Total Interest-Bearing Cash	358,706	308,408	16.3%

Loans/Deposits	23.5%	24.9%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'2020	Q2'2019	Change	Q1'2020

Total Deposits	$5,200,475	$4,762,286	9.2%	$4,828,988
Noninterest Demand	2,496,840	2,172,207	14.9%	2,222,737
Interest-Bearing Transaction	980,872	945,128	3.8%	941,720
Savings	1,558,201	1,459,287	6.8%	1,496,362
Time greater than $100K	72,267	80,120	-9.8%	73,849
Time less than $100K	92,295	105,544	-12.6%	94,320
Total Short-Term Borrowings	70,116	56,602	23.9%	42,330
Other Borrowed Funds	699	-	n/m	-
Shareholders' Equity	705,882	669,947	5.4%	705,330

Demand Deposits/
Total Deposits	48.0%	45.6%		46.0%
Transaction & Savings
Deposits / Total Deposits	96.8%	96.1%		96.5%

			%
	6/30'20YTD	6/30'19YTD	Change

Total Deposits	$5,014,731	$4,798,288	4.5%
Noninterest Demand	2,359,788	2,188,131	7.8%
Interest-Bearing Transaction	961,295	945,789	1.6%
Savings	1,527,282	1,475,603	3.5%
Time greater than $100K	73,058	81,451	-10.3%
Time less than $100K	93,308	107,314	-13.1%
Total Short-Term Borrowings	56,223	57,906	-2.9%
Other Borrowed Funds	349	-	n/m
Shareholders' Equity	705,606	662,704	6.5%

Demand Deposits/
Total Deposits	47.1%	45.6%
Transaction & Savings
Deposits / Total Deposits	96.7%	96.1%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'2020
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,635,014	$42,498	3.02%
Total Loans (FTE)	1,232,073	15,376	5.02%
Total Commercial Loans (FTE)	344,053	4,052	4.74%
PPP Loans	132,500	1,673	5.07%
Commercial Loans (FTE)	211,553	2,379	4.52%
Commercial RE Loans	578,572	7,892	5.49%
Consumer Loans	309,448	3,432	4.46%
Total Investments (FTE)	3,957,851	27,009	2.73%
Total Interest-Bearing Cash	445,090	113	0.10%

Interest Expense Paid
Total Earning Assets	5,635,014	435	0.03%
Total Interest-Bearing Liabilities	2,774,450	435	0.06%
Total Interest-Bearing Deposits	2,703,635	424	0.06%
Interest-Bearing Transaction	980,872	74	0.03%
Savings	1,558,201	224	0.06%
Time less than $100K	92,295	47	0.20%
Time greater than $100K	72,267	79	0.44%
Total Short-Term Borrowings	70,116	10	0.06%
Other Borrowed Funds	699	1	0.35%

Net Interest Income and
Margin (FTE)		$42,063	2.99%

	Q2'2019
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,159,112	$40,817	3.17%
Total Loans (FTE)	1,183,539	14,929	5.06%
Commercial Loans (FTE)	262,804	3,561	5.43%
Commercial RE Loans	582,126	7,709	5.31%
Consumer Loans	338,609	3,659	4.33%
Total Investments (FTE)	3,648,436	23,930	2.62%
Total Interest-Bearing Cash	327,137	1,958	2.37%

Interest Expense Paid
Total Earning Assets	5,159,112	487	0.04%
Total Interest-Bearing Liabilities	2,646,681	487	0.08%
Total Interest-Bearing Deposits	2,590,079	478	0.07%
Interest-Bearing Transaction	945,128	119	0.05%
Savings	1,459,287	212	0.06%
Time less than $100K	105,544	65	0.25%
Time greater than $100K	80,120	82	0.41%
Total Short-Term Borrowings	56,602	9	0.06%

Net Interest Income and
Margin (FTE)		$40,330	3.13%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'2020	Q2'2019	Change	Q1'2020

Service Charges on Deposits	$3,151	$4,493	-29.9%	$4,248
Merchant Processing Services	2,277	2,657	-14.3%	2,358
Debit Card Fees	1,459	1,641	-11.1%	1,468
Trust Fees	714	749	-4.7%	777
ATM Processing Fees	518	722	-28.3%	579
Other Service Fees	420	585	-28.2%	506
Financial Services Commissions	123	93	32.6%	125
Life Insurance Gains	-	433	n/m	-
Securities Gains	71	26	n/m	-
Other Income (4)	821	889	-7.6%	1,587
Total Noninterest Income	$9,554	$12,288	-22.2%	$11,648

Total Revenue (FTE)	$51,617	$52,618	-1.9%	$52,195
Noninterest Income/Revenue (FTE)	18.5%	23.4%		22.3%
Service Charges/Avg. Deposits (a)	0.24%	0.38%		0.35%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.71	$7.83	-1.6%	$7.76

			%
	6/30'20YTD	6/30'19YTD	Change

Service Charges on Deposits	$7,399	$8,997	-17.8%
Merchant Processing Services	4,635	5,215	-11.1%
Debit Card Fees	2,927	3,148	-7.0%
Trust Fees	1,491	1,466	1.7%
ATM Processing Fees	1,097	1,355	-19.0%
Other Service Fees	926	1,162	-20.3%
Financial Services Commissions	248	194	27.4%
Life Insurance Gains	-	433	n/m
Securities Gains	71	50	n/m
Other Income (4)	2,408	1,847	30.4%
Total Noninterest Income	$21,202	$23,867	-11.2%

Total Revenue (FTE)	$103,812	$104,444	-0.6%
Noninterest Income/Revenue (FTE)	20.4%	22.9%
Service Charges/Avg. Deposits (a)	0.30%	0.38%
Total Revenues (FTE) Per Avg./
Common Share (a)	$7.73	$7.83	-1.3%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'2020	Q2'2019	Change	Q1'2020

Salaries & Benefits	$12,900	$13,090	-1.5%	$13,018
Occupancy and Equipment	4,791	4,916	-2.5%	4,932
Outsourced Data Processing	2,324	2,367	-1.8%	2,405
Professional Fees	643	481	33.7%	389
Courier Service	508	451	12.6%	491
Amortization of
Identifiable Intangibles	73	79	-7.6%	73
Loss Contingency (1)	-	553	n/m	-
Other Operating	3,515	3,624	-3.0%	3,356
Total Noninterest Expense	$24,754	$25,561	-3.2%	$24,664

Noninterest Expense/
Avg. Earning Assets (a)	1.77%	1.99%		1.89%
Noninterest Expense/Revenues (FTE)	48.0%	48.6%		47.3%

			%
	6/30'20YTD	6/30'19YTD	Change

Salaries & Benefits	$25,918	$26,198	-1.1%
Occupancy and Equipment	9,723	9,964	-2.4%
Outsourced Data Processing	4,729	4,736	-0.1%
Professional Fees	1,032	1,146	-9.9%
Courier Service	999	893	11.9%
Amortization of
Identifiable Intangibles	146	389	-62.5%
Loss Contingency (1)	-	553	n/m
Other Operating	6,871	6,865	0.1%
Total Noninterest Expense	$49,418	$50,744	-2.6%

Noninterest Expense/
Avg. Earning Assets (a)	1.83%	1.98%
Noninterest Expense/Revenues (FTE)	47.6%	48.6%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q2'2020	Q2'2019	Change	Q1'2020

Average Total Loans	$1,232,073	$1,183,539	4.1%	$1,123,934

Prior Period Allowance for
Credit Losses on Loans (ACLL)	$24,804	$20,477	21.1%	$19,484
Adoption of ASU 2016-13(2)	-	-	n/m	2,017
Beginning of Period ACLL	24,804	20,477	21.1%	21,501
Provision for Credit Losses	-	-	n/m	4,300
Net ACLL Losses	(275)	(360)	-23.5%	(997)
End of Period ACLL	$24,529	$20,117	21.9%	$24,804
Gross ACLL Recoveries /
Gross ACLL Losses	66%	63%		37%
Net ACLL Losses /
Avg. Total Loans (a)	0.09%	0.12%		0.36%

			%
	6/30'20YTD	6/30'19YTD	Change

Average Total Loans	$1,178,004	$1,194,536	-1.4%

Prior Period Allowance for
Credit Losses on Loans (ACLL)	$19,484	$21,351	n/m
Adoption of ASU 2016-13(2)	2,017	-	n/m
Beginning of Period ACLL	21,501	21,351	0.7%
Provision for Credit Losses	4,300	-	n/m
Net ACLL Losses	(1,272)	(1,234)	n/m
End of Period ACLL	$24,529	$20,117	21.9%
Gross ACLL Recoveries /
Gross ACLL Losses	46%	48%
Net ACLL Losses /
Avg. Total Loans (a)	0.22%	0.21%

	(dollars in thousands)
			%
	6/30/20	6/30/19	Change	3/31/20
Allowance for Credit Losses on Loans	$24,529	$20,117	21.9%	$24,804
Allowance for Credit Losses on
HTM Securities	16	-	n/m	16
Total Allowance for Credit Losses	$24,545	$20,117	22.0%	$24,820

Allowance for Unfunded
Credit Commitments	53	2,308	-97.7%	53

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/20	6/30/19	Change	3/31/20

Nonperforming Loans:
Nonperforming Nonaccrual	$590	$177	232.7%	$419
Performing Nonaccrual	3,643	3,670	-0.7%	3,933
Total Nonaccrual Loans	4,233	3,847	10.0%	4,352
90+ Days Past Due Accruing Loans	290	249	16.5%	178
Total	4,523	4,096	10.4%	4,530
Repossessed Loan Collateral	43	43	-0.9%	43
Total Nonperforming Assets	$4,566	$4,139	10.3%	$4,573

Total Loans Outstanding	$1,316,359	$1,161,712	13.3%	$1,121,243

Total Assets	$6,463,889	$5,523,448	17.0%	$5,628,126

Loans:
Allowance for Credit Losses on Loans	$24,529	$20,117	21.9%	$24,804
Allowance for Credit Losses on Loans /
Loans	1.86%	1.73%		2.21%
Nonperforming Loans/Total Loans	0.34%	0.35%		0.40%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/20	6/30/19	Change	3/31/20

Shareholders' Equity	$808,076	$693,437	16.5%	$705,546
Total Assets	6,463,889	5,523,448	17.0%	5,628,126
Shareholders' Equity/
Total Assets	12.50%	12.55%		12.54%
Shareholders' Equity/
Total Loans	61.39%	59.69%		62.93%
Tangible Common Equity Ratio	10.81%	10.56%		10.58%
Common Shares Outstanding	26,933	26,962	-0.1%	26,932
Common Equity Per Share	$30.00	$25.72	16.7%	$26.20
Market Value Per Common Share	$57.42	$61.61	-6.8%	$58.78

Share Repurchase Programs
	(shares in thousands)
			%
	Q2'2020	Q2'2019	Change	Q1'2020

Total Shares Repurchased	13	8	n/m	180
Average Repurchase Price	$52.27	$61.98	n/m	$51.52
Net Shares (Issued) Repurchased	(1)	(61)	n/m	130

			%
	6/30'20YTD	6/30'19YTD	Change

Total Shares Repurchased	193	8	n/m
Average Repurchase Price	$51.50	$61.98	n/m
Net Shares Repurchased (Issued)	129	(232)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/20	6/30/19	Change	3/31/20
Assets:
Cash and Due from Banks	$500,820	$418,586	19.6%	$304,628

Investment Securities:
Equity Securities	-	1,797	n/m	-
Debt Securities Available For Sale	3,708,370	2,775,899	33.6%	3,210,689
Debt Securities Held To Maturity (3)	638,281	867,989	-26.5%	681,821

Loans	1,316,359	1,161,712	13.3%	1,121,243
Allowance For Credit Losses on Loans	(24,529)	(20,117)	21.9%	(24,804)
Total Loans, net	1,291,830	1,141,595	13.2%	1,096,439

Other Real Estate Owned	43	43	0.0%	43
Premises and Equipment, net	34,061	34,014	0.1%	35,403
Identifiable Intangibles, net	1,245	1,540	-19.2%	1,318
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	167,566	160,312	4.5%	176,112

Total Assets	$6,463,889	$5,523,448	17.0%	$5,628,126

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,702,885	$2,163,841	24.9%	$2,183,283
Interest-Bearing Transaction	997,593	942,140	5.9%	936,516
Savings	1,605,169	1,442,552	11.3%	1,514,431
Time	162,765	181,729	-10.4%	165,196
Total Deposits	5,468,412	4,730,262	15.6%	4,799,426

Short-Term Borrowed Funds	86,170	54,581	57.9%	52,664
Other Liabilities	101,231	45,168	124.1%	70,490
Total Liabilities	5,655,813	4,830,011	17.1%	4,922,580

Shareholders' Equity:
Common Equity:
Paid-In Capital	467,386	460,140	1.6%	466,472
Accumulated Other
Comprehensive Income	93,732	13,124	n/m	171
Retained Earnings	246,958	220,173	12.2%	238,903
Total Shareholders' Equity	808,076	693,437	16.5%	705,546

Total Liabilities and
Shareholders' Equity	$6,463,889	$5,523,448	17.0%	$5,628,126

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'2020	Q2'2019	Change	Q1'2020
Interest & Fee Income:
Loans	$15,278	$14,822	3.1%	$13,809
Investment Securities:
Equity Securities	103	99	4.0%	103
Debt Securities Available For Sale	22,429	17,823	25.8%	21,315
Debt Securities Held To Maturity	3,616	4,924	-26.6%	3,908
Interest-Bearing Cash	113	1,958	-94.3%	856
Total Interest & Fee Income	41,539	39,626	4.8%	39,991

Interest Expense:
Transaction Deposits	74	119	-37.8%	84
Savings Deposits	224	212	5.6%	217
Time Deposits	126	147	-14.3%	133
Short-Term Borrowed Funds	10	9	9.4%	8
Other Borrowed Funds	1	-	n/m	-
Total Interest Expense	435	487	-10.8%	442

Net Interest Income	41,104	39,139	5.0%	39,549

Provision for Credit Losses	-	-	n/m	4,300

Noninterest Income:
Service Charges	3,151	4,493	-29.9%	4,248
Merchant Processing Services	2,277	2,657	-14.3%	2,358
Debit Card Fees	1,459	1,641	-11.1%	1,468
Trust Fees	714	749	-4.7%	777
ATM Processing Fees	518	722	-28.3%	579
Other Service Fees	420	585	-28.2%	506
Financial Services Commissions	123	93	32.6%	125
Life Insurance Gains	-	433	n/m	-
Securities Gains	71	26	n/m	-
Other Income (4)	821	889	-7.6%	1,587
Total Noninterest Income	9,554	12,288	-22.2%	11,648

Noninterest Expense:
Salaries and Benefits	12,900	13,090	-1.5%	13,018
Occupancy and Equipment	4,791	4,916	-2.5%	4,932
Outsourced Data Processing	2,324	2,367	-1.8%	2,405
Professional Fees	643	481	33.7%	389
Courier Service	508	451	12.6%	491
Amortization of Identifiable Intangibles	73	79	-7.6%	73
Loss Contingency (1)	-	553	n/m	-
Other	3,515	3,624	-3.0%	3,356
Total Noninterest Expense	24,754	25,561	-3.2%	24,664

Income Before Income Taxes	25,904	25,866	0.1%	22,233
Income Tax Provision	6,342	6,241	1.6%	5,271
Net Income	$19,562	$19,625	-0.3%	$16,962

Average Common Shares Outstanding	26,935	26,942	0.0%	27,068
Diluted Common Shares Outstanding	26,951	26,987	-0.1%	27,139

Per Common Share Data:
Basic Earnings	$0.72	$0.73	-1.9	$0.63
Diluted Earnings	0.72	0.73	-1.9	0.63
Dividends Paid	0.41	0.41	0.0%	0.41

			%
	6/30'20YTD	6/30'19YTD	Change
Interest & Fee Income:
Loans	$29,087	$29,619	-1.8%
Investment Securities:
Equity Securities	206	197	4.5%
Debt Securities Available For Sale	43,744	35,344	23.8%
Debt Securities Held To Maturity	7,524	10,253	-26.6%
Interest-Bearing Cash	969	3,696	-73.8%
Total Interest & Fee Income	81,530	79,109	3.1%

Interest Expense:
Transaction Deposits	158	240	-34.4%
Savings Deposits	441	428	3.2%
Time Deposits	259	295	-12.2%
Short-Term Borrowed Funds	18	18	1.1%
Other Borrowed Funds	1	-	n/m
Total Interest Expense	877	981	-10.7%

Net Interest Income	80,653	78,128	3.2%

Provision for Credit Losses	4,300	-	n/m

Noninterest Income:
Service Charges	7,399	8,997	-17.8%
Merchant Processing Services	4,635	5,215	-11.1%
Debit Card Fees	2,927	3,148	-7.0%
Trust Fees	1,491	1,466	1.7%
ATM Processing Fees	1,097	1,355	-19.0%
Other Service Fees	926	1,162	-20.3%
Financial Services Commissions	248	194	27.4%
Life Insurance Gains	-	433	n/m
Securities Gains	71	50	n/m
Other Income (4)	2,408	1,847	30.4%
Total Noninterest Income	21,202	23,867	-11.2%

Noninterest Expense:
Salaries and Benefits	25,918	26,198	-1.1%
Occupancy and Equipment	9,723	9,964	-2.4%
Outsourced Data Processing	4,729	4,736	-0.1%
Professional Fees	1,032	1,146	-9.9%
Courier Service	999	893	11.9%
Amortization of Identifiable Intangibles	146	389	-62.5%
Loss Contingency (1)	-	553	n/m
Other	6,871	6,865	0.1%
Total Noninterest Expense	49,418	50,744	-2.6%

Income Before Income Taxes	48,137	51,251	-6.1%
Income Tax Provision	11,613	11,980	-3.1%
Net Income	$36,524	$39,271	-7.0%

Average Common Shares Outstanding	27,001	26,892	0.4%
Diluted Common Shares Outstanding	27,024	26,950	0.3%

Per Common Share Data:
Basic Earnings	$1.35	$1.46	-7.5%
Diluted Earnings	1.35	1.46	-7.4%
Dividends Paid	0.82	0.81	1.2%

Footnotes and Abbreviations:

(1) In the second quarter 2019, the Company recorded a $301 thousand increase in estimated customer refunds of revenue recognized prior to 2018 and a $252 thousand loss settlement to dismiss a lawsuit.
(2) Effective January 1, 2020, the Company adopted Accounting Standards Update (ASU) 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments ("CECL"), resulting in a period opening adjustment to the allowance for loan losses, held-to-maturity debt securities, other liabilities, deferred tax assets, and shareholders' equity.
(3) The Company adopted ASU 2016-13, effective January 1, 2020. Debt Securities Held To Maturity of $638,281 thousand at June 30, 2020 and $681,821 thousand at March 31, 2020 are net of related reserve for expected credit losses of $16 thousand.
(4) The Company received $603 thousand in excess of amounts charged-off in prior periods on a purchased loan during the quarter ending March 31, 2020, representing the recovery of a purchased loan credit-risk discount.
(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.
(a) Annualized
Certain amounts in prior periods have been reclassified to conform to the current presentation.